UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 3, 2024

Date of Report (date of earliest event reported)

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

220 West Germantown Pike, Suite 250, Plymouth Meeting, PA 19462

(Address of principal executive offices and zip code)

(610) 424-4515
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 21, 2023, AdaptHealth Corp. (the “Company” or “AdaptHealth”) entered into an amendment to the letter agreement with Richard Barasch dated June 26, 2023, amended as of August 29, 2023 and October 26, 2023 (as amended, the “Interim CEO Agreement”), pursuant to which Mr. Barasch agreed to continue to serve as the Interim Chief Executive Officer of the Company until February 29, 2024 or such earlier date as determined by the Board of Directors of the Company (the “Board”). Mr. Barasch has agreed to continue to serve as the Interim Chief Executive Officer of the Company until April 30, 2024 or such earlier date as determined by the Board (the “Transition Date”).

The Company entered into a further amendment to the Interim CEO Agreement on March 3, 2024 (the “Interim CEO Fourth Extension Letter”) that will govern the terms of Mr. Barasch’s continued employment as the Interim Chief Executive Officer of the Company commencing March 1, 2024 through the Transition Date. Mr. Barasch will continue to be paid a base salary at a rate of $262,500 per month through the Transition Date and will also receive a grant of restricted stock units, effective as of March 2, 2024, covering a number of shares of the Company’s common stock with an aggregate grant value of $175,000 that vest on the Transition Date, subject to continued service through the Transition Date.

The foregoing description of the Interim CEO Fourth Extension Letter is qualified in its entirety by reference to the full text of the Interim CEO Fourth Extension Letter, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Letter Agreement between AdaptHealth Corp. and Richard Barasch, dated March 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 4, 2024

AdaptHealth Corp.

By:	/s/ Jason Clemens
Name:	Jason Clemens
Title:	Chief Financial Officer

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